Settlement and License Agreement

This Settlement and License Agreement (this “Agreement”) is entered into and effective on July 31, 2006 (the “Effective Date”) by and between Universal Display Corporation(“UDC”), a New Jersey corporation, having a principal place of business at 375 Philips Blvd. Ewing, NJ 08618 U.S.A. and Seiko Epson Corporation (“Epson”), a Japanese corporation, having a principal place of business at 3-3-5 Owa, Suwa-shi, Nagano-ken, Japan, (collectively “the Parties”).

WHEREAS

1)

Epson owns U.S. Patent Applications Serial Nos. [The confidential material contained herein has been omitted and has been separately filed with the Commission.] (the “Epson Applications”) [The confidential material contained herein has been omitted and has been separately filed with the Commission.].

2)	The Parties wish to settle this matter [The confidential material contained herein has been omitted and has been separately filed with the Commission.].
3)

UDC wishes to license Epson, and Epson wishes to receive a license to, the [The confidential material contained herein has been omitted and has been separately filed with the Commission.] Patent as well as the [The confidential material contained herein has been omitted and has been separately filed with the Commission.] Patent Family (defined below).

NOW, THEREFORE, in consideration of the mutual premises set forth below, the Parties agree as follows:

1. Definitions

1)

“Epson Subsidiary (ies)” shall mean any entity of which more than fifty percent (50%) of the outstanding shares, stock, or ownership interest entitled to vote (other than shares or stock whose voting rights are subject to restriction) is owned or directly or indirectly controlled by Epson; provided, however, that such entity shall cease to be an Epson Subsidiary if it subsequently fails to meet the above criteria. In the event that Epson’s acquisition of ownership or control in an entity meeting the above criteria occurs after the Effective Date (but excluding [The confidential material contained herein has been omitted and has been separately filed with the Commission.], or any of their affiliates or joint ventures in whom they are participants by ownership or management), then such an entity shall be deemed to be an Epson Subsidiary from the date of such ownership or control;

2)

“[The confidential material contained herein has been omitted and has been separately filed with the Commission.] Patent Family” shall mean the [The confidential material contained herein has been omitted and has been separately filed with the Commission.] Patent and all continuations, continuations-in-part, divisionals, reissues, and patents and patent applications granting rights outside of the United States that are related to the [The confidential material contained herein has been omitted and has been separately filed with the Commission.] Patent by a claim of priority, and all claims of other patents and patent applications, granting rights anywhere in the world, that could have properly been presented in an interference between the [The confidential material contained herein has been omitted and has been separately filed with the Commission.] Patent and one or more of the Epson Applications as corresponding to a count that could have been presented in the interference; notwithstanding the above, no claim of U.S. Patent No. [The confidential material contained herein has been omitted and has been separately filed with the Commission.] (the “[The confidential material contained herein has been omitted and has been separately filed with the Commission.] Patent”) is included in the [The confidential material contained herein has been omitted and has been separately filed with the Commission.] Patent Family; and

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3)

“UDC OLED Portfolio” shall mean all patents and patent applications; (i) which are related to and/or applicable to [The confidential material contained herein has been omitted and has been separately filed with the Commission.]; (ii) which exclude the [The confidential material contained herein has been omitted and has been separately filed with the Commission.] Patent Family; (iii) which are owned or controlled by UDC on or after the Effective Date; and (iv) under which UDC has the right to grant licenses to Epson on or after the Effective Date.

2. License Agreement for the UDC OLED Portfolio

It is agreed that Epson and UDC will proceed with a discussion on a License Agreement (“License Agreement”), in which UDC would grant Epson a worldwide, non-exclusive and royalty-bearing license for those aspects of the UDC OLED Portfolio upon which the Parties mutually agree. The Parties will start negotiations for the License Agreement in an amicable manner on or around [The confidential material contained herein has been omitted and has been separately filed with the Commission.], to make an effort in good faith to execute the License Agreement by [The confidential material contained herein has been omitted and has been separately filed with the Commission.]

3. Grant of License for the [The confidential material contained herein has been omitted and has been separately filed with the Commission.] Patent Family

UDC does hereby grant Epson and Epson Subsidiaries a non-exclusive, worldwide, perpetual, royalty-free, and irrevocable license for the [The confidential material contained herein has been omitted and has been separately filed with the Commission.] Patent Family. The license for the [The confidential material contained herein has been omitted and has been separately filed with the Commission.] Patent Family is effective at the time of execution of this Agreement and UDC’s receipt of payment under Section 4 below.

UDC also does hereby grant Epson rights to sublicense to third party(ies) (“Sublicensee”) for the [The confidential material contained herein has been omitted and has been separately filed with the Commission.]Patent Family without any payment of additional consideration made by Epson to UDC, provided that such sublicense rights shall be subject to the following limitations:

1)

Epson is authorized to grant sublicenses to entities to whom UDC has not already licensed the [The confidential material contained herein has been omitted and has been separately filed with the Commission.] Patent Family at the time of [The confidential material contained herein has been omitted and has been separately filed with the Commission.];

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2)

Epson is authorized to grant sublicenses under the [The confidential material contained herein has been omitted and has been separately filed with the Commission.] Patent Family at the time of [The confidential material contained herein has been omitted and has been separately filed with the Commission.];

3)

Epson is not authorized to sublicense the [The confidential material contained herein has been omitted and has been separately filed with the Commission.] Patent Family to [The confidential material contained herein has been omitted and has been separately filed with the Commission.], or any of their affiliates or joint ventures in whom they are participants by ownership or management; and

4)

The sublicense agreement between Epson and each Sublicensee for the [The confidential material contained herein has been omitted and has been separately filed with the Commission.] Patent Family shall not confer the right to grant further sublicenses for the [The confidential material contained herein has been omitted and has been separately filed with the Commission.] Patent Family, and Epson shall disclaim all implied licenses by Epson’s licensors of the [The confidential material contained herein has been omitted and has been separately filed with the Commission.] Patent Family as to patents other than the [The confidential material contained herein has been omitted and has been separately filed with the Commission.] Patent Family patents. In addition, Epson shall notify UDC as to the identity of the Sublicensee [The confidential material contained herein has been omitted and has been separately filed with the Commission.].

Epson acknowledges that the [The confidential material contained herein has been omitted and has been separately filed with the Commission.] Patent Family is licensed to UDC by [The confidential material contained herein has been omitted and has been separately filed with the Commission.], and therefore, that Epson’s license rights with respect to the [The confidential material contained herein has been omitted and has been separately filed with the Commission.] Patent Family are subject to the reserved rights of and obligations to [The confidential material contained herein has been omitted and has been separately filed with the Commission.]. Epson further acknowledges that the [The confidential material contained herein has been omitted and has been separately filed with the Commission.] have certain reserved rights with respect to the [The confidential material contained herein has been omitted and has been separately filed with the Commission.] Patent Family [The confidential material contained herein has been omitted and has been separately filed with the Commission.].

UDC represents and warrants that it has provided Epson with true and correct copies (which have been reasonably redacted by UDC to avoid disclosing confidential information not relevant to this license) of the [The confidential material contained herein has been omitted and has been separately filed with the Commission.] and the intellectual property provisions of the [The confidential material contained herein has been omitted and has been separately filed with the Commission.]. UDC further represents and warrants to Epson that UDC is currently in material compliance with the terms of the [The confidential material contained herein has been omitted and has been separately filed with the Commission.] and the [The confidential material contained herein has been omitted and has been separately filed with the Commission.], such that UDC presently has the right to grant Epson and the Epson Subsidiaries the license rights granted herein, and neither [The confidential material contained herein has been omitted and has been separately filed with the Commission.], nor [The confidential material contained herein has been omitted and has been separately filed with the Commission.], presently have any valid right to reject or terminate such license rights. UDC also covenants to Epson that UDC will remain in material compliance with the terms of the [The confidential material contained herein has been omitted and has been separately filed with the Commission.] and the [The confidential material contained herein has been omitted and has been separately filed with the Commission.], such that in the future neither [The confidential material contained herein has been omitted and has been separately filed with the Commission.], nor [The confidential material contained herein has been omitted and has been separately filed with the Commission.], will have any valid right to reject or terminate such license rights.

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Except as expressly set forth in Sections 3 and 7 of this Agreement, (a) no other rights or licenses, express or implied, are granted to Epson or any Epson Subsidiary, and (b) UDC and its licensors disclaim all representations and warranties, express or implied, as to the [The confidential material contained herein has been omitted and has been separately filed with the Commission.] Patent Family and the license rights granted hereunder. UDC’s total liability to Epson, the Epson Subsidiaries and all Sublicensees for any and all claims pertaining to the [The confidential material contained herein has been omitted and has been separately filed with the Commission.] Patent Family, other than the authority to grant the license rights granted under this Agreement due to UDC’s breach of the warranties of Sections 3 and 7, shall be limited to the amount paid by Epson to UDC according to Section 4 below.

4. [The confidential material contained herein has been omitted and has been separately filed with the Commission.] Payment

In partial consideration of the rights granted by UDC under this Agreement, Epson shall pay [The confidential material contained herein has been omitted and has been separately filed with the Commission.], this payment would be creditable against license fees and royalty payments under the License Agreement for the UDC OLED Portfolio. [The confidential material contained herein has been omitted and has been separately filed with the Commission.] Nothing in this Section 4 of this Agreement shall limit any of Epson’s rights and remedies otherwise available at law or equity.

5. [The confidential material contained herein has been omitted and has been separately filed with the Commission.]

6. Confidentiality

Neither Party will disclose the existence or the terms of this Agreement to any third party, meaning any party other than UDC and Epson, without prior written consent by the other Party, except as required by law, regulation or court or administrative order. UDC hereby agrees to make a good faith effort to obtain confidential treatment of certain terms of the Agreement discussed below with any and all government agencies, including the U.S. Securities and Exchange Commission (the “SEC”), having access to the Agreement. This obligation shall cover all terms and conditions related to the licensed patents including identification of patent application serial numbers and patent numbers, the lump sum payment, the abandonment of interfering claims, and certain terms of sublicenses including financial terms, identification of the parties thereto, and identification of the sublicensed patents including identification of patent application serial numbers and patent numbers. UDC also hereby agrees that this good faith effort shall include allowing Epson to review and comment on relevant portions of all documents prior to submission with the relevant government authority. The Parties otherwise agree not to publicly disclose the existence of the terms of this Agreement in any manner, such as by the issuance of press releases, without prior written consent by the other Party. However, Epson understands that UDC will need to file with the SEC, within four (4) business days after executing the Agreement, a Current Report and Form 8-K reporting its entry into the Agreement, and that UDC will need to file with the SEC a copy of the Agreement (redacted to protect certain confidential information) with UDC’s next Periodic Report on Form 10-Q.

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7. Authority

Each Party hereto represents to the other that (a) its execution hereof has been duly authorized by all necessary corporate action of such Party, and (b) it has all requisite rights necessary to incur all obligations to the other Party set forth above and has not entered into any agreements in conflict herewith.

8. Miscellaneous

Except as otherwise stated herein, this Agreement and the rights and obligations of the Parties hereunder shall not be assigned or transferred by either Party without the prior written consent of the other party, except that either Party may assign or transfer this Agreement, in its entirety and on written notice to the other, to a successor in interest to all or substantially all of such Party’s business to which this Agreement relates, whether by merger, acquisition or otherwise (but in the case of Epson excluding [The confidential material contained herein has been omitted and has been separately filed with the Commission.], or any of their affiliates or joint ventures in whom they are participants by ownership or management). Nothing herein shall confer any rights upon any person other than the Parties hereto and their respective successors and permitted sublicensees and assigns.

This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, U.S.A., without respect to its rules on the conflict of laws. In the event that an unresolved dispute arises over the enforcement, interpretation, construction or breach of this Agreement, the Parties agree that it shall be litigated in the appropriate courts of the United States and each Party hereby irrevocably submits to the exclusive jurisdiction of such courts for all purposes with respect to any legal action or proceeding relating thereto.

In the event that any term of this Agreement is held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other portion of this Agreement, and there shall be deemed substituted for such term other term(s) that are permitted by applicable law and that will most fully realize the intent of the Parties as expressed in this Agreement.

The failure of either Party to enforce, or any delay in enforcing, any right, power or remedy that such Party may have under this Agreement shall not constitute a waiver of any such right, power or remedy, or release the other Party from any obligations under this Agreement, except by a written document signed by the Party against whom such waiver or release is sought to be enforced.

This Agreement constitutes the entire understanding and agreement of the Parties respecting the subject matter hereof and supersedes any and all other agreements, arrangements or understandings between the Parties, whether written or oral, relating thereto. This Agreement may not be amended or supplemented in any way except by a written document signed by both Parties.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly signed by their respective authorized representatives as of the dates written below.

UNIVERSAL DISPLAY CORPORATION		SEIKO EPSON CORPORATION
By:	/s/ Steven V. Abramson	By:	/s/ Mitsuro Atobe

Print Name:	Steven V. Abramson	Print Name:	Mitsuro Atobe
Title:	President	Title:	General Administration Manager
Date:	July 19, 2006	Date:	July 28, 2006

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